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                                Exhibit Index

Exhibit No.                   Description of Documents





99.1      Annual Report for the Raytheon Savings and Investment Plan.
99.1a     Consent of Independent Accountants
99.1b Raytheon Savings and Investment Plan, heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.

99.2 Annual Report for the Raytheon Savings and Investment Plan for Specified Hourly Payroll Employees.
99.2a     Consent of Independent Accountants
99.2b Raytheon Savings and Investment Plan for Specified Hourly Payroll Employees, heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.

99.3      Annual Report for the Raytheon Employee Savings and Investment Plan.
99.3a     Consent of Independent Accountants
99.3b Raytheon Employee Savings and Investment Plan, heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.

99.4      Annual Report for the Raytheon Savings and Investment Plan for
          Puerto Rico Based Employees.
99.4a     Consent of Independent Accountants
99.4b Raytheon Savings and Investment Plan for Puerto Rico Based Employees, heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.

99.5      Annual Report for the E-Systems, Inc. Employee Savings Plan.
99.5a     Consent of Independent Accountants
99.5b E-Systems, Inc. Employee Savings Plan, heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.

99.6      Annual Report for the Raytheon TI Systems Savings Plan.
99.6a     Consent of Independent Accountants
99.6b Raytheon TI Systems Savings Plan, heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.
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99.7      Annual Report for the Raytheon Salaried Savings and Investment Plan.
99.7a     Consent of Independent Accountants
99.7b Raytheon Salaried Savings and Investment Plan, heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.

99.8      Annual Report for the Raytheon California Hourly Savings and
          Investment Plan.
99.8a     Consent of Independent Accountants
99.8b Raytheon California Hourly Savings and Investment Plan, heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.

99.9      Annual Report for the Raytheon Tucson Bargaining Savings and
          Investment Plan.
99.9a     Consent of Independent Accountants
99.9b Raytheon Tucson Bargaining Savings and Investment Plan, heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.

99.10     Annual Report for the Raytheon Savings and Investment Plan (10014).
99.10a    Consent of Independent Accountants
99.10b Raytheon Savings and Investment Plan (10014), heretofore filed as an exhibit to the Company's S-8 Registration Statement No. 333-56117 on June 5, 1998, is hereby incorporated by reference.